VALIC COMPANY II

MID CAP VALUE FUND

Supplement to the Statement of Additional Information dated December 31, 2004

The Mid Cap Value Fund may invest up to 5% of its net assets in lower-rated fixed income securities, including convertible debt obligations. In addition, the Mid Cap Value Fund may write covered call options covering up to 25% of the securities owned by the fund.

U.S. Bancorp Asset Management, Inc. is a wholly owned subsidiary of U.S. Bank National Association.

Dated: October 20, 2005